Exhibit 10.4

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of [ • ], 2019, is entered into by and among Hertz Group Realty Trust, Inc., a Maryland corporation (the “Company”), Hertz Group Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), and the holders listed on Schedule I hereto (each, an “Initial Holder” and, collectively, the “Initial Holders”).

RECITALS

WHEREAS, in connection with the initial public offering of the Company’s common stock, no par value per share (the “Common Stock”), the Company and the Operating Partnership have concurrently engaged in certain formation transactions (the “Formation Transactions”) pursuant to which the Initial Holders have concurrently received, in exchange for their (or certain related parties’) respective interests in the entities participating in the Formation Transactions units of limited partnership interest in the Operating Partnership (“OP Units”);

WHEREAS, the Company, the Operating Partnership and Hertz Group REIT Advisor, LLC, a Delaware limited liability company (the “Advisor”), have entered into that certain Advisory Agreement, dated as of July 23, 2019, as further amended and restated, that contemplates the issuance from time to time of equity awards to the Advisor or its affiliates, including its employees, officers, consultants, non-employee directors or representatives of the Advisor, and/or the issuance from time to time of long term incentive units of the Operating Partnership that may be exchanged from time to time, subject to the terms and conditions set forth in the Partnership Agreement (as defined below), into OP Units;

WHEREAS, pursuant to the Partnership Agreement, OP Units will be redeemable for cash or, at the Operating Partnership’s option, exchangeable for shares of Common Stock upon the terms and subject to the conditions contained therein; and

WHEREAS, the Company has agreed to grant to the Initial Holders, and to their respective permitted assignees and transferees, the registration rights set forth in Article II hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1 Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Articles of Amendment” means the Articles of Amendment and Restatement of the Company as filed with the State Department of Assessments and Taxation of Maryland on [ • ], 2019, as the same may be amended, modified or restated from time to time.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

“Commission” means the Securities and Exchange Commission.

“Demand Registration” means a Demand Registration as defined in Section 2.2.

“End of Suspension Notice” means an End of Suspension Notice as defined in Section 2.4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchangeable OP Units” means OP Units which may be redeemable for cash or, at the Operating Partnership’s option, exchangeable for shares of Common Stock pursuant to Section 8.5 of the Partnership Agreement (without regard to any limitations on the exercise of such exchange right as a result of the Ownership Limit Provisions).

“Holder” means (a) any Initial Holder who is the record or beneficial owner of any Registrable Security or (b) any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent (i) permitted under the Partnership Agreement or the Articles of Amendment, as applicable and (ii) such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

“Initial Filing Date” means an Initial Filing Date as defined in Section 2.1(a).

“Initial Public Offering” means the offering of the Company’s Common Stock pursuant to the Form S-11 Registration Statement (No. 333-232401) filed by the Company with the Commission under the Securities Act.

“Indemnified Party” means an Indemnified Party as defined in Section 2.9.

“Indemnifying Party” means an Indemnifying Party as defined in Section 2.9.

“Inspector” means an Inspector as defined in Section 2.5.

“Market Value” means, with respect to the Common Stock, the average of the daily market prices for the 10 consecutive trading days immediately preceding the date of a written request for registration pursuant to Section 2.2(a). The market price for each such trading day shall be: (a) if the Common Stock is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (b) if the Common Stock is not listed or admitted to trading on any securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company or (c) if the Common Stock is not listed or admitted to trading on any securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Market Value of the Common Stock shall be determined by the board of directors of the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof.

“Ownership Limit Provisions” mean the various provisions of the Articles of Amendment set forth in Article VI thereof restricting the transfer and ownership of Common Stock by Persons to specified percentages of the outstanding Common Stock.

“Partnership Agreement” means the Agreement of Limited Partnership of the Operating Partnership dated as of July 23, 2019, as the same may be amended, modified or restated from time to time.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Records” means Records as defined in Section 2.5.

“Registrable Securities” means shares of Common Stock at any time owned, either of record or beneficially, by any Holder and (a) received by such Holder in connection with the Formation Transactions or (b) issued or issuable upon exchange of Exchangeable OP Units received by such Holder in the Formation Transactions (including, without limitation, Common Stock issuable upon exchange of Exchangeable OP Units) and, in the case of (a) and (b), any additional Common Stock issued as a dividend, distribution, substitution or exchange for, upon any stock split, reverse stock split, recapitalization, combination or similar event, or in respect of such shares until (i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares have been disposed of pursuant to Rule 144, (iii) all such shares may be disposed of by such Holder in one transaction pursuant to Rule 144 without being subject to volume and manner of sale restrictions, or (iv) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold or otherwise transferred by such transferee without subsequent registration under the Securities Act.

“Registration Expenses” means Registration Expenses as defined in Section 2.6.

“Requested Shares” means Requested Shares as defined in Section 2.1.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.

“Shelf Registration Statement” means a Shelf Registration Statement as defined in Section 2.1.

“Suspension Event” means a Suspension Event as defined in Section 2.4.

“Suspension Notice” means a Suspension Notice as defined in Section 2.4.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

ARTICLE II
REGISTRATION RIGHTS

SECTION 2.1 Shelf Registration.

(a)        Preparation and Filing of Shelf Registration Statement. On or before the tenth Business Day of the first calendar month after the 12-month anniversary of the effectiveness of the Form S-11 Registration Statement (No. 333- 232401) related to the Initial Public Offering (the “Initial Filing Date”), the Company shall prepare and file a “shelf” registration statement with respect to the resale of all of the Registrable Securities on an appropriate form for the offering and subsequent resale thereof (which form shall be Form S-3, if the Company is then eligible to use such form), to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective on or as soon as practicable thereafter and to keep such Shelf Registration Statement continuously effective for a period ending when all Common Stock covered by the Shelf Registration Statement are no longer Registrable Securities.

At least 20 Business Days prior to the anticipated effective date of the Shelf Registration Statement, the Company shall request each Holder to complete and execute a Notice and Questionnaires. At the time the Shelf Registration Statement is declared effective, the Company shall notify the Holders in writing of the effectiveness of the Shelf Registration Statement and each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date five Business Days prior to such time of effectiveness (or such shorter period as may be agreed to by the Company) shall be named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Shelf Registration Statement not less frequently than once a quarter as necessary to name as selling securityholders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use reasonable efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

(b)        Underwritten Shelf Registration. If the Holders of a majority of shares of the Registrable Securities then registered pursuant to the Shelf Registration Statement so elect by written notice to the Company, an offering of such Registrable Securities pursuant to such Shelf Registration Statement may be in the form of an underwritten offering; provided that the Registrable Securities requested to be registered in such underwritten offering (the “Requested Shares”) shall either (i) have a Market Value of at least $10 million on the date of such request or (ii) represent all remaining Registrable Securities held by the Holders of the Requested Shares on the date of such request. The Company shall not be obligated to effect more than two (2) underwritten offerings pursuant to the Shelf Registration Statement in any twelve (12)-month period. The Company shall select the Underwriter or Underwriters to serve as book-running manager or managers in connection with any such offering and any additional investment banks and managers to be used in connection with the offering, provided, however, that the book-running manager(s) shall be reasonably acceptable to the Holders of a majority of shares of the Registrable Securities to be included in such underwritten offering; provided, further, that the book-running manager(s) for the Company’s initial public offering of Common Stock shall be acceptable to the Holders for purposes of this Section 2.1(b).

(c)        Filing of Additional Registration Statements. The Company shall prepare and file such additional registration statements as necessary use its reasonable efforts to cause such additional registration statements to be declared effective by the Commission so that a registration statement remains continuously effective with respect to resales of Registrable Securities as of and for the periods required under Section 2.1(a) hereof, such subsequent registration statements to constitute a Shelf Registration Statement hereunder.

SECTION 2.2 Demand Registration.

(a)        Request for Registration. In the event that the Company fails to file a Shelf Registration Statement by the Initial Filing Date, or if filed fails to maintain the effectiveness of such Shelf Registration Statement, Holders of Registrable Securities may make a written request for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”); provided, that, following the Initial Filing Date, if and so long as a Shelf Registration Statement is on file and effective and then usable by the Holders of Registrable Securities, then the Company shall have no obligation to effect a Demand Registration pursuant to this Section 2.2(a); and provided further, that the number of shares of Registrable Securities proposed to be sold by the Holders making such written request for a Demand Registration shall either (i) have a Market Value of at least $10 million on the date of such request or (ii) shall represent all remaining Registrable Securities held by such Holders making the demand on the date of such request. The number of Demand Registrations which may be made pursuant to this Section 2.2(a) shall be unlimited; provided that the Company shall not be obligated to effect more than two (2) Demand Registrations in any twelve (12)-month period. Any request for a Demand Registration will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Within 10 days after receipt of such request, the Company will give written notice of such registration request to all other Holders of the Registrable Securities and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 Business Days after the receipt by the applicable Holder of the Company’s notice. Each such request will also specify the number of shares of Registrable Securities to be registered and the intended method of disposition thereof.

(b)        Effective Registration. A registration will not count as a Demand Registration until it has become effective.

(c)        Selling Holders Become Party to Agreement. Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this Agreement, such Holder may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

(d)        Underwritten Demand Registrations. If the Holders of a majority of shares of the Registrable Securities to be registered in a Demand Registration so elect by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select the Underwriter or Underwriters to serve as book-running manager or managers in connection with any such Demand Registration and any additional investment banks and managers to be used in connection with the offering, provided, however, that the book-running manager(s) shall be reasonably acceptable to the Holders of a majority of shares of the Registrable Securities to be included in such underwritten offering; provided, further, that the book-running manager(s) for the Company’s initial public offering of Common Stock shall be acceptable to the Holders. Any request for an underwritten offering hereunder shall be made to the Company in accordance with the notice provisions of this Agreement.

SECTION 2.3 Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an underwritten offering pursuant to a Shelf Registration Statement or a Demand Registration advise in writing to the Company and the Holders of the Registrable Securities included in such offering that the size of the offering that the Holders and such other persons intend to make is such that the success of the offering would be adversely affected by inclusion of the Registrable Securities requested to be included, then the number of Common Stock to be offered for the account of Holders, the Company and such other persons, respectively, shall be reduced pro rata (according to the number of Common Stock included in such registration statement) to the extent necessary to reduce the total number of Common Stock to be included in such offering to the number of Common Stock recommended by such managing Underwriter(s).

SECTION 2.4 Black-Out Periods.

(a)        Notwithstanding the provisions of Sections 2.1(a), 2.1(b), 2.2(a), and 2.2(d), the Company shall be permitted to postpone the filing of any Shelf Registration Statement or any registration statement filed in connection with a Demand Registration, and from time to time to require the Holders not to sell Registrable Securities under any Shelf Registration Statement or other registration statement or to suspend the effectiveness thereof, for such times as the Company reasonably may determine upon the advice of counsel is necessary and advisable (but in no event shall the Company be entitled to exercise such right for more than an aggregate of ninety (90) days in any rolling twelve (12)-month period commencing on the consummation date of the Initial Public Offering), if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) a majority of the board of directors of the Company reasonably determines in good faith and based on the advice of counsel that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) the sale of Registrable Securities pursuant to such Shelf Registration Statement or other registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law and the Company has a bona fide business purpose for preserving the confidentiality of such information or (C)(x) the Company has a bona fide business purpose for preserving the confidentiality of a material transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such a material transaction or (z) such a material transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Shelf Registration Statement or other registration statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement or other registration statement on a post-effective basis, as applicable; or (ii) a majority of the board of directors of the Company determines in good faith, upon the advice of counsel, that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Shelf Registration Statement or other registration statement or file a post-effective amendment to such Shelf Registration Statement or other registration statement in order to ensure that the prospectus included in the Shelf Registration Statement or other registration statement (1) contains the information required by the form on which such Shelf Registration Statement or other registration statement was filed or (2) discloses any facts or events arising after the effective date of the Shelf Registration Statement or other registration statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement or such other registration statement to become effective or to promptly amend or supplement the Shelf Registration Statement or such other registration statement on a post effective basis or to take such action as is necessary to permit resumed use of the Shelf Registration Statement or other registration statement or filing thereof as soon as reasonably practicable following the end of the applicable Suspension Event and its effect.

The Company will provide written notice (a “Suspension Notice”) to the Holders of the occurrence of any Suspension Event. Upon receipt of a Suspension Notice, each Holder agrees that it will (i) immediately discontinue offers and sales of the Registrable Securities under the Shelf Registration Statement or other registration statement and (ii) maintain the confidentiality of any information included in the Suspension Notice unless otherwise required by law or subpoena. The Holders may recommence effecting offers and sales of the Registrable Securities pursuant to the Shelf Registration Statement or other registration statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event and its effect (and in any event within the time periods set forth in the preceding paragraph); provided that the Holders agree that they will only effect such offers and sales pursuant to any supplemental or amended prospectus that has been provided to them by the Company pursuant to Section 2.4(b).

(b)        Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement or other registration statement pursuant to Section 2.4(a), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement or other registration statement shall be maintained effective (including the period referred to in Section 2.5(a) hereof) by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and promptly provide copies of the supplemented or amended prospectus necessary to resume offers and sales, with respect to each Suspension Event; provided, that such period of time shall not be extended beyond the date that the Common Stock covered by such Shelf Registration Statement or other registration statement are no longer Registrable Securities.

SECTION 2.5 Registration Procedures; Filings; Information. Subject to Section 2.4 hereof, in connection with any Shelf Registration Statement under Section 2.1, any Demand Registration under Section 2.2 hereof or any other registration of Registrable Securities pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request:

(a)        The Company will as promptly as practicable prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective (i) in the case of a Shelf Registration Statement, for the period described in Section 2.1 and (ii) in the case of a Demand Registration, for a period of not less than 270 days from the effective date of such registration statement, subject in each case to Section 2.4.

(b)        The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish, without charge, to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish, without charge, to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (and upon request, all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(c)        After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d)        The Company will use commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e)        The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Shelf Registration Statement or such other registration statement for sale in any jurisdiction or (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

(f)        The Company will enter into customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

(g)        The Company will make available for inspection by any Selling Holder of such Registrable Securities, if such Selling Holder has or may have a due diligence defense under the Securities Act, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspector in connection with such registration statement, subject to entry by each such Inspector into a customary confidentiality agreement or other confidentiality undertaking in a form reasonably acceptable to the Company.

(h)        The Company will furnish to each Selling Holder, if it has or may have a due diligence defense under the Securities Act, and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under AU 634, a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefor reasonably requests.

(i)        The Company will otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(j)        The Company will use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(k)        The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from the Company that such disposition may be made and, in the case of clause (ii) of Section 2.5(e) hereof, copies of the supplemented or amended prospectus contemplated by clause (ii) of Section 2.5(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice; provided, however, that in no event shall the Company be permitted to require the Selling Holders to discontinue disposition of Registrable Securities pursuant to this section for any period that, combined with any periods during which a Suspension Event has occurred, exceeds the maximum periods set forth in the first sentence of Section 2.4(a). Each Selling Holder of Registrable Securities agrees that it will promptly notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(e) hereof to the date when the Company shall provide written notice that such dispositions may be made and, in the case of clause (ii) of Section 2.5(e) hereof, make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.5(e) hereof.

SECTION 2.6 Registration Expenses. In connection with any Shelf Registration Statement or any registration statement filed in connection with a Demand Registration, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the Commission: (a) all expenses incurred by the Company in connection with the preparation and distribution of any registration statement and prospectus and all amendments and supplements thereto, including registration and filing fees, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.5(h) hereof), (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration; and (h) the reasonable fees and disbursements of one counsel for all Holders (in addition to local Maryland counsel). Except as provided in this Section 2.6, the Company shall have no obligation to pay any underwriting or brokerage fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) (other than the fees of counsel as provided for in clause (h) above) or any taxes relating to the registration or sale of the Registrable Securities.

SECTION 2.7 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors, partners, members, trustees, employees, affiliates, representatives and agents, and each Person, if any, who controls such Selling Holder or any such other Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities that arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 2.7 (subject to any exceptions as may be agreed to between the Company and such Underwriters).

SECTION 2.8 Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, each other Selling Holder, and each of their respective officers, directors, partners, members, trustees, employees, affiliates, representatives and agents and each Person, if any, who controls the Company or any such other Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder pursuant to Section 2.7, but only with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 2.8. Notwithstanding the foregoing, in no event will the liability of a Selling Holder under this Section 2.8 or Section 2.10 or otherwise hereunder exceed the net proceeds actually received by such Selling Holder.

SECTION 2.9 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.7 or 2.8, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of its obligations under Section 2.7 or 2.8, as applicable, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.7 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.8, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

SECTION 2.10 Contribution. If the indemnification provided for in Section 2.7 or 2.8 hereof is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (a) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (b) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Selling Holder in respect of the securities offered and sold by such Selling Holder to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.10 are several in such proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders, and not joint. For the avoidance of doubt, this Section 2.10 applies in the case of a Shelf Registration, a Demand Registration and any underwritten or other offering pursuant to this Agreement.

SECTION 2.1 Participation in Underwritten Offerings. No Person may participate in any underwritten offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the registration rights provided for in this Article II.

SECTION 2.12 Rule 144. The Company covenants that it will use its commercially reasonably efforts to timely file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further commercially reasonable action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to dispose of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

SECTION 2.13 Holdback Agreements. To the extent not inconsistent with applicable law, each Holder whose securities are included in a registration statement related to an underwritten public offering pursuant to this Agreement agrees not to effect any sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a disposition pursuant to Rule 144, during the 10 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested in writing by the managing Underwriter or Underwriters and consented to by the Company in the case of an underwritten offering pursuant to this Agreement, which consent may be given or withheld in the Company’s sole and absolute discretion (such agreement to be in the form of lock-up agreement provided by the managing Underwriter or Underwriters, which shall include customary exceptions which shall be no less favorable to the Holders than the exceptions provided for in the lock-up agreements entered into with the underwriters of the Company’s Initial Public Offering); provided, however, that:

(a)        such Holder is provided an opportunity to participate as a selling security holder in such offering;

(b)        the restrictions above shall not apply to Registrable Securities sold on the Holders’ behalf to the public in an underwritten offering pursuant to a registration statement;

(c)        the restrictions above shall not apply to Registrable Securities transferred pursuant to the exceptions included in any agreements between a Holder and the representatives of the underwriters set forth therein; and

(d)        all officers and directors of the Company then holding Common Stock or securities convertible into or exchangeable or exercisable for Common Stock enter into similar agreements for not less than the entire time period required of the Holders hereunder.

ARTICLE III
MISCELLANEOUS

SECTION 3.1 Stock Exchange Listing. In the event that the Company shall issue any Common Stock in exchange for OP Units pursuant to Section 8.5 of the Partnership Agreement, then in any such case the Company agrees to use its commercially reasonable efforts to cause any such Common Stock to be listed for trading on the principal securities market where the Common Stock trades.

SECTION 3.2 Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Notwithstanding the foregoing, specific performance shall not be available with respect to the rights and obligations of the parties pursuant to Section 2.13.

SECTION 3.3 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holder(s) of a majority of the Registrable Securities; provided, however, that any amendment that would affect any Holder of Registrable Securities then outstanding in a disproportionately material or adverse manner specific to such Holder(s) shall not be effected without the prior written consent of such Holder(s). No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 3.4 Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

(a)        if to the Holders, initially to the address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, c/o Hertz Group Realty Trust, Inc., 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, CA 91367, Attention: Chief Financial Officer, or to such other address and to such other Persons as any Holder may hereafter specify in writing; and

(b)        if to the Company, initially at 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, CA 91367, Attention: Chief Financial Officer, or to such other address as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

SECTION 3.5 Successors and Assigns. Except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.6 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

SECTION 3.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the choice of law provisions thereof.

SECTION 3.8 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 3.9 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 3.10 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 3.11 No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties, any rights, remedies or other benefits under or by reason of this Agreement

SECTION 3.12 Waiver of Jury Trial. The parties hereto (including any Initial Holder and any subsequent Holder) irrevocably waiver any right to trial by jury with respect of any legal action arising out of or relating to this Agreement.

SECTION 3.13 No Conflicting Rights. As of the date of this Agreement, the Company has not granted registration rights to any Person other than the registration rights provided for by this Agreement to the Holders. The Company shall be permitted to grant registration rights to other Persons subsequent to the execution of this Agreement on substantially the same or similar terms as set forth in this Agreement, provided that the Company agrees that it shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder or (b) enter into any agreement that violates or subordinates the rights expressly granted to the Holders of Registrable Securities in this Agreement.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY

HERTZ GROUP REALTY TRUST, INC., a Maryland corporation

By:
Name:
Title:

OPERATING PARTNERSHIP

HERTZ GROUP REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Hertz Group Realty Trust, Inc., its General Partner

By:
Name:
Title:

Signature Page to Registration Rights Agreement

INITIAL HOLDERS

[ • ]

By:
Name:
Title:

[ • ]

By:
Name:
Title:

Signature Page to Registration Rights Agreement

EXHIBIT A

HERTZ GROUP REALTY TRUST, INC.
FORM OF NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of common stock, no par value per share (“Common Stock”), of Hertz Group Realty Trust, Inc. (the “Company”) and/or units of limited partnership interests (“OP Units” and, together with the Common Stock, the “Registrable Securities”) of Hertz Group Realty Operating Partnership, LP (the “Operating Partnership”), understands that the Company has filed or intends to file with the Securities and Exchange Commission one or more registration statements (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated [ • ], 2019, among the Company, the Operating Partnership and the holders party thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Shelf Registration Statement by issuing a press release and by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full Legal Name of Selling Security Holder:

(b)	Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(d)	List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.	Address for Notices to Selling Security Holder:

Telephone:

Fax:

E-mail address:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type of Registrable Securities beneficially owned, and number of Common Stock and/or OP Units, as the case may be, beneficially owned:

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.	Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

(i)	on any securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

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(ii)	in the over-the-counter market;

(iii)	in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv)	through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities except as provided in the Registration Rights Agreement.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By:
Name:
Title:
Dated:

Please return the completed and executed Notice and Questionnaire to:

Hertz Group Realty Trust, Inc.

21860 Burbank Boulevard, Suite 300 South

Woodland Hills, CA 91367

Attention: Chief Financial Officer

Tel: (310) 584-8000

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